Exhibit (d)(5)

MEMORANDUM OF AGREEMENT

(Advisory Fee Waivers)

This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A, between PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II and PowerShares Actively Managed Exchange-Traded Fund Trust Fund Trust (each a “Trust” and, collectively, the “Trusts”), on behalf of the funds listed on the Exhibit A to this Memorandum of Agreement, as amended from time to time (the “Funds”), and Invesco PowerShares Capital Management LLC (“PowerShares”). PowerShares shall and hereby agrees to waive fees of the Funds, severally and not jointly, as indicated in the Exhibit A.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and PowerShares agree as follows:

1.	PowerShares agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit A occurs, as such Exhibit A is amended from time to time, PowerShares will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee any of PowerShares’ affiliated persons receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the “Waiver”).

i.	PowerShares will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

ii.	The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

iii.	The Waiver will not apply to cash collateral for securities lending.

For purposes of the paragraph above, the following terms shall have the following meanings:

(a)	“Affiliated Money Market Fund” - any existing or future fund that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

(b)	“Investing Fund” – any Fund investing Uninvested Cash in an Affiliated Money Market Fund; and

(c)	“Uninvested Cash” - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

2.	Neither a Trust nor PowerShares may remove or amend the Waiver to a Trust’s detriment prior to requesting and receiving the approval of the Board of Trustees of the applicable Fund’s Trust to remove or amend such Waiver. PowerShares will not have any right to reimbursement of any amount so waived.

The Boards of Trustees and PowerShares may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent, except with respect to adding Funds to Exhibit A, which requires Board approval rather than mutual written consent. PowerShares will not have any right to reimbursement of any amount so waived.

Subject to the foregoing paragraphs, PowerShares agrees to review the then-current Waivers for the Funds listed on the Exhibit A on a date prior to the Expiration Date to determine whether such Waivers should be amended, continued or terminated. The Waivers will expire upon the Expiration Date unless the Trusts and PowerShares have agreed to continue them. The Exhibit A will be amended to reflect any such agreement.

It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A to this Memorandum of Agreement, and PowerShares have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibit A.

POWERSHARES EXCHANGE-TRADED FUND TRUST
POWERSHARES EXCHANGE-TRADED FUND TRUST II
POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST on behalf of the Funds listed in Exhibit A to this Memorandum of Agreement

By:	/s/ Andrew Schlossberg
Title:	Andrew Schlossberg, President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

By:	/s/ Andrew Schlossberg
Title:	Andrew Schlossberg, Managing Director

EXHIBIT A

SCHEDULE OF FUNDS

(as of June 23, 2015)

POWERSHARES EXCHANGE-TRADED FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares Aerospace & Defense Portfolio	December 19, 2012	August 31, 2017
PowerShares BuyBack Achievers™ Portfolio	December 19, 2012	August 31, 2017
PowerShares Cleantech™ Portfolio	December 19, 2012	August 31, 2017
PowerShares Dividend Achievers™ Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Basic Materials Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Biotechnology & Genome Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Building & Construction Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Consumer Cyclicals Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Consumer Staples Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Energy Exploration & Production Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Energy Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Financial Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Food & Beverage Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Healthcare Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Industrials Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Large Cap Growth Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Large Cap Value Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Leisure and Entertainment Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Market Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Media Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Networking Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Oil & Gas Services Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA NASDAQ Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Pharmaceuticals Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Retail Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Semiconductors Portfolio	December 19, 2012	August 31, 2017
PowerShares Dynamic Software Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Technology Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Utilities Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Financial Preferred Portfolio	December 19, 2012	August 31, 2017
PowerShares FTSE RAFI U.S. 1000 Portfolio	December 19, 2012	August 31, 2017
PowerShares FTSE RAFI U.S. 1500 Small-Mid Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell Top 200 Equal Weight Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell Top 200 Pure Growth Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell Top 200 Pure Value Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell Midcap Equal Weight Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell Midcap Pure Mid Growth Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell Midcap Pure Value Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell 2000 Equal Weight Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell 2000 Pure Growth Portfolio	December 19, 2012	August 31, 2017
PowerShares Russell 2000 Pure Value Portfolio	December 19, 2012	August 31, 2017
PowerShares Global Listed Private Equity Portfolio	December 19, 2012	August 31, 2017
PowerShares Golden Dragon China Portfolio	December 19, 2012	August 31, 2017
PowerShares High Yield Equity Dividend Achievers™ Portfolio	December 19, 2012	August 31, 2017

PowerShares International Dividend Achievers™ Portfolio	December 19, 2012	August 31, 2017
PowerShares NASDAQ Internet Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P 500 BuyWrite Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P 500® High Quality Portfolio	December 19, 2012	August 31, 2017
PowerShares Water Resources Portfolio	December 19, 2012	August 31, 2017
PowerShares WilderHill Clean Energy Portfolio	December 19, 2012	August 31, 2017
PowerShares WilderHill Progressive Energy Portfolio	December 19, 2012	August 31, 2017
PowerShares Zacks Micro Cap Portfolio	December 19, 2012	August 31, 2017

POWERSHARES EXCHANGE-TRADED FUND TRUST II

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares 1-30 Laddered Treasury Portfolio	December 19, 2012	August 31, 2017
PowerShares Build America Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares CEF Income Composite Portfolio	December 19, 2012	August 31, 2017
PowerShares Chinese Yuan Dim Sum Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares Developed EuroPacific Currency Hedged
Low Volatility Portfolio	March 12, 2015	August 31, 2017
PowerShares DWA Developed Markets Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Emerging Markets Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares DWA Small Cap Momentum Portfolio	December 19, 2012	August 31, 2017
PowerShares Emerging Markets Currency Hedged
Low Volatility Portfolio	March 12, 2015	August 31, 2017
PowerShares Emerging Markets Infrastructure Portfolio	December 19, 2012	August 31, 2017
PowerShares Emerging Markets Sovereign Debt Portfolio	December 19, 2012	August 31, 2017
PowerShares Europe Currency Hedged Low Volatility Portfolio	March 12, 2015	August 31, 2017
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	December 19, 2012	August 31, 2017
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	December 19, 2012	August 31, 2017
PowerShares FTSE RAFI Developed Marketsex-U.S. Small-Mid Portfolio	December 19, 2012	August 31, 2017
PowerShares FTSE RAFI Emerging Markets Portfolio	December 19, 2012	August 31, 2017
PowerShares Fundamental Emerging Markets Local Debt Portfolio	December 19, 2012	August 31, 2017
PowerShares Fundamental High Yield® Corporate Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares Fundamental Investment Grade
Corporate Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares Global Agriculture Portfolio	December 19, 2012	August 31, 2017
PowerShares Global Clean Energy Portfolio	December 19, 2012	August 31, 2017
PowerShares Global Gold and Precious Metals Portfolio	December 19, 2012	August 31, 2017
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio	April 18, 2013	August 31, 2017
PowerShares Global Short Term High Yield Bond Portfolio	April 18, 2013	August 31, 2017
PowerShares Global Water Portfolio	December 19, 2012	August 31, 2017
PowerShares California AMT-Free Municipal Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares National AMT-Free Municipal Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares New York AMT-Free Municipal Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares International BuyBack Achievers™ Portfolio	December 17, 2013	August 31, 2017
PowerShares International Corporate Bond Portfolio	December 19, 2012	August 31, 2017
PowerShares Japan Currency Hedged Low Volatility Portfolio	March 12, 2015	August 31, 2017
PowerShares KBW Bank Portfolio	December 19, 2012	August 31, 2017
PowerShares KBW Capital Markets Portfolio	December 19, 2012	August 31, 2017
PowerShares KBW High Dividend Yield Financial Portfolio	December 19, 2012	August 31, 2017
PowerShares KBW Insurance Portfolio	December 19, 2012	August 31, 2017
PowerShares KBW Premium Yield Equity REIT Portfolio	December 19, 2012	August 31, 2017
PowerShares KBW Property & Casualty Insurance Portfolio	December 19, 2012	August 31, 2017
PowerShares KBW Regional Banking Portfolio	December 19, 2012	August 31, 2017
PowerShares Contrarian Opportunities Portfolio	December 17, 2013	August 31, 2017
PowerShares Preferred Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P 500 ex-Rate Sensitive Low Volatility Portfolio	March 12, 2015	August 31, 2017
PowerShares Russell 1000 Equal Weight Portfolio	December 18, 2014	August 31, 2017

PowerShares S&P 500® High Beta Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P 500® High Dividend Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P 500® Low Volatility Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P 500 Momentum Factor Portfolio	June 23, 2015	August 31, 2017
PowerShares S&P 500 Quality Factor Portfolio	June 23, 2015	August 31, 2017
PowerShares S&P 500 Value Factor Portfolio	June 23, 2015	August 31, 2017
PowerShares S&P Emerging Markets High Beta Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P Emerging Markets Low Volatility Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P International Developed High Beta Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P International Developed High Quality Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P International Developed Low Volatility Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P MidCap Low Volatility Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Consumer Discretionary Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Consumer Staples Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Energy Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Financials Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Health Care Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Industrials Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Information Technology Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Low Volatility Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Materials Portfolio	December 19, 2012	August 31, 2017
PowerShares S&P SmallCap Utilities Portfolio	December 19, 2012	August 31, 2017
PowerShares Senior Loan Portfolio	December 19, 2012	August 31, 2017
PowerShares Variable Rate Preferred Portfolio	March 4, 2014	August 31, 2017
PowerShares VRDO Tax-Free Weekly Portfolio	December 19, 2012	August 31, 2017

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares Active U.S. Real Estate Fund	December 19, 2012	August 31, 2017
PowerShares China A-Share Portfolio	September 24, 2013	August 31, 2017
PowerShares S&P 500® Downside Hedged Portfolio	December 19, 2012	August 31, 2017
PowerShares Multi-Strategy Alternative Portfolio	April 17, 2014	August 31, 2017

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

PORTFOLIO	EFFECTIVE DATE	EXPIRATION DATE
PowerShares DB Optimum Yield
Diversified Commodity Strategy Portfolio	September 25, 2014	August 31, 2017
PowerShares Bloomberg Commodity Strategy Portfolio	September 25, 2014	August 31, 2017

POWERSHARES EXCHANGE-TRADED FUND TRUST
POWERSHARES EXCHANGE-TRADED FUND TRUST II
POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Andrew Schlossberg
Name:	Andrew Schlossberg
Title:	President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

By:	/s/ Andrew Schlossberg
Name:	Andrew Schlossberg
Title:	Managing Director